UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2023 (March 7, 2023)

CRESCENT CAPITAL BDC, INC.

(Exact Name of Registrant as Specified in Its Charter)

MARYLAND	814-01132	47-3162282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 SANTA MONICA BLVD., SUITE 2000,
LOS ANGELES, CA	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 235-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CCAP	The NASDAQ Stock Market LLC
5.00% Notes due 2026	FCRX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

On March 7, 2023, Crescent Capital BDC, Inc., a Maryland corporation (“CCAP”), and Crescent Capital BDC Funding, LLC (“CCAP SPV”), a wholly-owned subsidiary of CCAP, entered into the Sixth Amendment to Loan and Security Agreement (the “Amendment”), by and among CCAP, as the collateral manager, seller and equity holder, CCAP SPV, as the borrower, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender, which amends the Loan and Security Agreement, dated as of March 28, 2016 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time prior to the date of the Amendment, the “Existing Loan and Security Agreement”; as amended by the Amendment, the “Loan and Security Agreement”), by and among CCAP, as the collateral manager, seller and equity holder, CCAP SPV, as the borrower, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender.

The Amendment, among other things, increased the commitments under the Loan and Security Agreement from $350 million to $500 million.

Borrowing under the Loan and Security Agreement remains subject to leverage restrictions contained in the Investment Company Act of 1940, as amended (the “1940 Act”).

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Filed with this report:

10.1	Sixth Amendment to Loan and Security Agreement, dated March 7, 2023, by and among CCAP, as the collateral manager, seller and equity holder, CCAP SPV, as the borrower, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT CAPITAL BDC, INC.

Date: March 8, 2023	By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer

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